UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020 (August 24, 2020)

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

770-418-8200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 24, 2020, Asbury Automotive Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the acquisition by Asbury Automotive Group, LLC, a wholly owned subsidiary of the Company, of all of the assets of, and leases of the real property related to, 12 new vehicle dealership franchises (3 Mercedes-Benz, 3 Sprinter, 2 Lexus, 1 Jaguar, 1 Land Rover, 1 Porsche, and 1 Volvo), 2 collision centers and an auto auction comprising the Park Place Dealership group (collectively, the “Acquisition”) in accordance with the terms of the Asset Purchase Agreement (the “Asset Purchase Agreement”) entered into with certain members of the Park Place Dealership group, Park Place Mid-Cities, Ltd., a Texas limited partnership, and the identified principal. In order to comply with the financial statement requirements related to registration statements under the Securities Act of 1933, the Company hereby amends Item 9.01 of our Initial Report for the purpose of filing the financial statements of Park Place and the related pro forma financial information in accordance with Article 11 of Regulation S-X, which were not previously filed with the Initial Form 8-K and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined and consolidated financial statements of Park Place Dealerships - Selected Entities as of December 31, 2019 and for the year ended December 31, 2019, together with the notes thereto and the independent auditors’ report thereon are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited combined and consolidated financial statements of Park Place Dealerships - Selected Entities as of June 30, 2020 and June 30, 2019 and for the six months ended June 30, 2020 and June 30, 2019, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2020, and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2020 and the year ended December 31, 2019 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP

99.1	Audited combined and consolidated financial statements of Park Place Dealerships - Selected Entities as of December 31, 2019 and for the year ended December 31, 2019 (with independent auditors’ report thereon)

99.2	Unaudited combined and consolidated financial statements of Park Place Dealerships - Selected Entities as of June 30, 2020 and June 30, 2019 and for the six months ended June 30, 2020 and June 30, 2019

99.3	Unaudited pro forma combined and consolidated balance sheet of the Company as of June 30, 2020, and unaudited pro forma combined and consolidated statements of income of the Company for the six months ended June 30, 2020 and the year ended December 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: September 30, 2020	By:	/s/ Patrick J. Guido
	Name:	Patrick J. Guido
	Title:	Senior Vice President and Chief Financial Officer